                                                                   EXHIBIT: 99.3

                   EXHIBIT A-1 to Third Supplemental Indenture
                              (Face of Global Note)

                                                          CUSIP/CINS 90460K-AC-3

                 13% Series B Senior Subordinated Notes due 2007

No.____                                                   $_____________________

                             UNICCO SERVICE COMPANY
                              UNICCO FINANCE CORP.

promise to pay to ____________________________________________________

or registered assigns,

the principal sum of _________________________________________________

Dollars on October 15, 2007.

Interest Payment Dates: April 15 and October 15

Record Dates: April 1 and October 1

                                               DATED: ___________, 2003

                                               UNICCO SERVICE COMPANY

                                               BY: _____________________________
                                                      Name:
                                                      Title:

                                               BY: _____________________________
                                                      Name:
                                                      Title:

                                               UNICCO FINANCE CORP.

                                               BY: _____________________________
                                                      Name:
                                                      Title:

                                               BY: _____________________________
                                                      Name:
                                                      Title:
This is one of the Global Notes referred to
in the within-mentioned Indenture:

U.S. BANK, N.A., as successor Trustee

By: _______________________________________

                                 (Back of Note)
                 13% Series B Senior Subordinated Notes due 2007

THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.07 OF THE INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06(a) OF THE INDENTURE,
(III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.11 OF THE INDENTURE AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE ISSUERS.

THIS SECURITY IS ISSUED WITH ORIGINAL ISSUE DISCOUNT UNDER SECTIONS 1272, 1273, AND 1275 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. FOR INFORMATION REGARDING THE ORIGINAL ISSUE DISCOUNT, YOU SHOULD CONTACT Kevin S. Nolan, Chief Financial Officer, AT UNICCO Service Company, 275 Grove Street, Suite 3-200, Auburndale, Massachusetts 02466; telephone number (617) 559-4109.

THIS NOTE IS SUBORDINATED IN ACCORDANCE WITH THE PROVISIONS OF THE INDENTURE GOVERNING THIS NOTE.

         Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

         1.       INTEREST.

                  a. UNICCO Service Company, a Massachusetts business trust (the "Company"), and UNICCO Finance Corp., a Delaware corporation ("Finance" and, together with the Company, the "Issuers"), promise to pay interest on the principal amount of this Note at 13% per annum from [July __], 2003 until maturity and shall pay the Liquidated Damages payable pursuant to
Section 5 of the Registration Rights Agreement referred to below. The Issuers will pay interest and Liquidated Damages semi-annually on April 15 and October 15 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each an "Interest Payment Date"). Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; provided that if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date. The Issuers shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at a rate that is 1% per annum in excess of the rate then in effect; they shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest and Liquidated Damages (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months. The interest described in this paragraph 1 includes the "Supplemental Interest" described in
Section 4.01A of the Third Supplemental Indenture dated [July __], 2003 among the Issuers and the Trustee (the "Supplemental Indenture").

                  b. In addition, the interest payable under this Note shall increase to 14% upon the circumstances described in Section 4.01(A)(a) of the Supplemental Indenture.

         1A.      CONSENT FEES. The Holder of this Note shall be entitled to the
Initial Consent Fee and the Back-End Consent Fee under the circumstances described in Section 4.01A(b) of the Supplemental Indenture.

         2. METHOD OF PAYMENT. The Issuers will pay interest on the Notes (except defaulted interest) and Liquidated Damages to the Persons who are registered Holders of Notes at the close of business on the April 1 or October 1 next preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.12 of the Indenture with respect to defaulted interest. The Notes will be payable as to principal, premium and Liquidated Damages, if any, and interest at the office or agency of the Issuers maintained for such purpose within or without the City and State of New York, or, at the option of the Issuers, payment of interest and Liquidated Damages may be made by check mailed to the Holders at their addresses set forth in the register of Holders, and provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest, premium and Liquidated Damages on, all Global Notes and all other Notes the Holders of which shall have provided wire transfer instructions to the Issuers or the Paying Agent. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

         3. PAYING AGENT AND REGISTRAR. Initially, U.S. Bank, National Association, the Trustee under the Indenture, will act as Paying Agent and Registrar. The Issuers may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.

         4. INDENTURE. The Issuers issued the Notes under an Indenture dated as of October 17, 1997 (as amended, the "Indenture") among the Issuers, the guarantors named on the signature pages thereto (the "Guarantors") and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code Sections 77aaa-77bbbb) (the "TIA"). The Notes are subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Notes are general, unsecured obligations of the Issuers limited to $150.0 million in aggregate principal amount.

         5. OPTIONAL REDEMPTION. The Notes shall be subject to redemption at any time at the option of the Issuers, in whole or in part, upon not less than 30 nor more than 60 days' notice, at the redemption prices (expressed as percentages of principal amount) set forth below plus accrued and unpaid interest and Liquidated Damages, if any, thereon to the applicable redemption date, if redeemed during the twelve-month period beginning on October 15 of the years indicated below:

YEAR                                             PERCENTAGE
----                                             ----------
2002...........................................    104.94%
2003...........................................    103.29%
2004...........................................    101.65%
2005 and thereafter............................    100.00%

         6.       MANDATORY REDEMPTION.

         Except as set forth in paragraph 7 below, the Issuers shall not be required to make mandatory redemption payments with respect to the Notes.

         7.       REPURCHASE AT OPTION OF HOLDER.

                  a. Upon the occurrence of a Change of Control, the Issuers shall be obligated to make an offer (a "Change of Control Offer") to each Holder of Notes to repurchase all or any part (equal to $1,000 or an integral multiple thereof) of such Holder's Notes at an offer price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest and Liquidated Damages, if any, thereon to the date of purchase (the "Change of Control Payment"). Within 30 days following a Change of Control, the Issuers shall mail a notice to each Holder setting forth the procedures governing the Change of Control Offer as required by the Indenture.

                  b. Except as provided by the Supplemental Indenture, if the Company or any of its Restricted Subsidiaries consummates an Asset Sale, within five days of each date on which the aggregate amount of Excess Proceeds exceeds $1 million, the Issuers shall commence an offer to all Holders of Notes (an "Asset Sale Offer") pursuant to Section 3.09 of the Indenture to purchase the maximum principal amount of Notes that may be purchased out of the Excess Proceeds at an offer price in cash in an amount equal to 100% of the principal amount thereof, plus accrued and unpaid interest and Liquidated Damages, if any, thereon to the date of purchase in accordance with the procedures set forth in the Indenture. To the extent that the aggregate amount of Notes tendered pursuant to an Asset Sale Offer is less than the Excess Proceeds, the Company may use any remaining Excess Proceeds for general corporate purposes. If the aggregate principal amount of Notes surrendered by Holders thereof exceeds the amount of Excess Proceeds, the Trustee shall select the Notes to be purchased on a pro rata basis. Holders of Notes that are the subject of an offer to purchase will receive an Asset Sale Offer from the Company prior to any related purchase date and may elect to have such Notes purchased by completing the form entitled "Option of Holder to Elect Purchase" on the reverse of the Notes.

                  c. As provided in Section 4.19 and 4.21 of the Indenture (added in Sections 23 and 26 of the Supplemental Indenture), at various times set forth in the Supplemental Indenture subject to the conditions described therein, the Company shall be required to effect repurchases of the Notes utilizing the methods set forth in Section 4.19. If the purchase is pursuant to an offer under Section 4.19, Holders of Notes that are the subject of the offer will receive an offer from the Company and may elect to have such Notes purchased by completing the form entitled "Option of Holder to Elect Purchase" on the reverse of the Notes.

         8. NOTICE OF REDEMPTION. Notice of redemption will be mailed by first class mail at least 30 days but not more than 60 days before the redemption date to each Holder of Notes to be redeemed at its registered address. Notes in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the Notes held by a Holder are to be redeemed. On and after the redemption date interest ceases to accrue on Notes or portions thereof called for redemption.

         9. DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Issuers may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Issuers need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, the Issuers need not exchange or register the transfer of any Notes for a period of 15 days before a selection of Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.

         10. SUBORDINATION. Each Holder by accepting a Note agrees that the payment of principal of and premium, interest and Liquidated Damages, if any, on each Note is subordinated in right of payment, to the extent and in the manner provided in Article 10 of the Indenture, to the prior payment in full of all Senior Debt of the Issuers (whether outstanding on the date of the Indenture or thereafter incurred, assumed or guaranteed), and the subordination is for the benefit of the holders of such Senior Debt.

         11. PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as its owner for all purposes.

         12. AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture, the Note Guarantees or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding, and any existing default or compliance with any provision of the Indenture, the Notes or the Note Guarantees may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Notes. Without the consent of any Holder of Notes, the Issuers, the

Company's Restricted Subsidiaries and the Trustee may amend or supplement the Indenture, the Notes or the Note Guarantees to cure any ambiguity, defect or inconsistency, to provide for uncertificated Notes in addition to or in place of certificated Notes, to provide for the assumption of the Company's, UNICCO Finance's or any Restricted Subsidiary's obligations to Holders of the Notes in case of a merger or consolidation, to make any change that would provide any additional rights or benefits to the Holders of the Notes or that does not adversely affect the legal rights under the Indenture of any such Holder, to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the TIA.

         13. DEFAULTS AND REMEDIES. Events of Default include: (i) default for 30 days in the payment when due of interest on, or Liquidated Damages, if any, with respect to, the Notes (whether or not prohibited by Article 10 of the Indenture); (ii) default in payment when due of principal of or premium, if any, on the Notes (whether or not prohibited by Article 10 of the Indenture); (iii) failure by the Issuers to comply with Section 4.07, 4.09, 4.10, 4.15 or 5.01 of the Indenture; (iv) failure by the Issuers for 60 days after written notice by the Trustee or the Holders of at least 25% in principal amount of the then outstanding Notes to comply with any of their other agreements in the Indenture or the Notes; (v) default under certain other agreements relating to Indebtedness of the Company which default (a) is caused by a failure to pay principal of or premium, if any, or interest on such Indebtedness on the date of such default (a "Payment Default") or (b) results in the acceleration of such Indebtedness prior to its express maturity and, in each case, the principal amount of any such Indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates $5.0 million or more;
(vi) failure by the Company, UNICCO Finance or any of the Company's Restricted Subsidiaries to pay final judgments aggregating in excess of $2.0 million and either (a) any creditor commences enforcement proceedings upon any such judgment or (b) such judgments are not paid, discharged or stayed for a period of 45 days; (vii) except as permitted by the Indenture, any guarantee of the Notes shall be held in any judicial proceeding to be unenforceable or invalid or shall cease for any reason to be in full force and effect or any Restricted Subsidiary, or any Person acting on behalf of any Restricted Subsidiary, shall deny or disaffirm its obligations under its guarantee; (viii) the Refinancing shall not have been consummated by 11:59 p.m., New York City time, on the date of the Indenture; and (ix) certain events of bankruptcy or insolvency with respect to the Company, UNICCO Finance or any of the Company's Restricted Subsidiaries. If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Notes may declare all the Notes to be due and payable immediately. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all outstanding Notes will become due and payable without further action or notice. Holders of the Notes may not enforce the Indenture or the Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of the Notes notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest) if it determines that withholding notice is in their interest. The Holders of a majority in aggregate principal amount of the Notes then outstanding by notice to the Trustee may on behalf of the Holders of all of the Notes waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of interest on, or the principal of, the Notes. The Issuers are required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Issuers are required, upon becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

         14. TRUSTEE DEALINGS WITH COMPANY. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Issuers or their Affiliates, and may otherwise deal with the Issuers or their Affiliates, as if it were not the Trustee.

         15. NO RECOURSE AGAINST OTHERS. A director, officer, employee, trustee, incorporator or shareholder of either Issuer, as such, shall not have any liability for any obligations of the Issuers or any of the Company's Subsidiaries under the Notes, the Indenture, the Note Guarantees or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

         16. AUTHENTICATION. This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

         17. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

         18. ADDITIONAL RIGHTS OF HOLDERS OF RESTRICTED GLOBAL NOTES AND RESTRICTED DEFINITIVE NOTES. In addition to the rights provided to Holders of Notes under the Indenture, Holders of Restricted Global Notes and Restricted Definitive Notes shall have all the rights set forth in the Registration Rights Agreement dated as of October 17, 1997, among the Issuers and the parties named on the signature pages thereof (the "Registration Rights Agreement").

         19. CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

         The Issuers will furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Registration Rights Agreement. Requests may be made to:

         UNICCO Service Company
         275 Grove Street, Suite 3-200
         Auburndale, Massachusetts 02566
         Attention: Chief Financial Officer

                                 ASSIGNMENT FORM

To assign this Note, fill in the form below: (I) or (we) assign and transfer this Note to

________________________________________________________________________________
                  (Insert assignee's soc. sec. or tax I.D. no.)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
              (Print or type assignee's name, address and zip code)

and irrevocably appoint ________________________________________________________
to transfer this Note on the books of the Issuers. The agent may substitute another to act for him.

________________________________________________________________________________

Date:_____________

                                 Your Signature: _______________________________
                                 (Sign exactly as your name appears on the Note)

SIGNATURE GUARANTEE.

                       OPTION OF HOLDER TO ELECT PURCHASE

         If you want to elect to have this Note purchased by the Issuers pursuant to Section 4.10, 4.15, 4.19, or 4.21 of the Indenture, check the box below:

         [ ] Section 4.10  [ ] Section 4.15  [ ] Section 4.19  [ ] Section 4.21

         If you want to elect to have only part of the Note purchased by the Issuers pursuant to the above Section of the Indenture, state the amount you elect to have purchased: $________

Date: _____________________      Your Signature: _______________________________
                                 (Sign exactly as your name appears on the Note)

                                 Tax Identification No: ________________________

Signature Guarantee.

              SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE

         The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Global Note, have been made:

                                                               Principal
                   Amount of          Amount of              Amount of this         Signature of
                  decrease in        increase in               Global Note           authorized
                   Principal          Principal              following such      officer of Trustee
Date of          Amount of this     Amount of this            decrease (or            or Note
Exchange          Global Note         Global Note              increase)             Custodian
--------         --------------     --------------           --------------      ------------------